UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]     Preliminary Proxy Statement
[_]     Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[_]     Definitive Proxy Statement
[x]     Definitive Additional Materials
[_]     Soliciting Material Under Rule 14a-12

EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)       Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)       Aggregate number of securities to which transaction applies:
____________________________________________________________________________________

3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________________

4)       Proposed maximum aggregate value of transaction:
 ____________________________________________________________________________________
5)       Total fee paid:
____________________________________________________________________________________

[_]     Fee paid previously with preliminary materials:
[_]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
 ____________________________________________________________________________________
    1) Amount previously paid:
 ____________________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:
 ____________________________________________________________________________________
    3) Filing Party:
 ____________________________________________________________________________________
    4) Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates in their entirety the definitive additional materials of Eagle Bulk Shipping Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on Schedule 14A on November 4, 2011 containing the supplement to the Company’s proxy statement dated October 12, 2011 to include (i) the form of proxy and related information and (ii) the telephone number of the Company’s proxy solicitor, The Altman Group.

Other than the revisions relating to the changes noted above, there are no material changes to the information contained in the definitive additional materials.

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

__________________

SUPPLEMENT TO THE PROXY STATEMENT DATED OCTOBER 12, 2011
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 17, 2011

__________________

              This supplement (this “Supplement”) to the proxy statement dated October 12, 2011 and sent to shareholders on or about October 14, 2011 (the “Proxy Statement”) of Eagle Bulk Shipping Inc., a Marshall Islands corporation (the “Company”) is being sent to shareholders of record as of October 7, 2011 in connection with the Company’s special meeting of shareholders (the “Special Meeting”) to be held on November 17, 2011 at 10:00 a.m., local time, at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York, 10004.  This Supplement contains additional information about one of the items of business to be considered at the Special Meeting and should be read together with the Proxy Statement.

The purpose of this Supplement is to provide additional information regarding Proposal No. 2 in the Proxy Statement (“Proposal No. 2”).  Proposal No. 2 is to approve the Company’s 2011 Equity Incentive Plan (the “2011 Plan”).  We are supplementing the disclosure beginning on page 16 of the Proxy Statement under the section entitled “Proposal No. 2: Approval of 2011 Equity Incentive Plan, New Plan Benefits” to reflect the fact that the Company will not grant under the 2011 Plan, if approved, awards that, in the aggregate, will be exercisable for more than 10% of the total number of the Company’s outstanding common shares, on a fully diluted basis, as of the first vesting date of such awards.

Set forth below is the text of the New Plan Benefits section of Proposal No. 2, supplemented as discussed above.  Deleted text is shown below as crossed through and new text is shown below in bold and underlined:

New Plan Benefits

“Awards under the 2011 Plan are subject to the discretion of the Administrator, and, other than as set forth below, no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2011 Plan. Therefore, it is not possible to determine the future benefits that will be received by participants.

Subject to shareholder approval of the 2011 Plan and the successful completion of the transaction described below, the Company's board of directors intends to grant to certain members of the Company's senior management stock options to purchase ~~an aggregate number of~~ shares of Common Stock.  These options, if granted, will be in the aggregate equal to ~~approximately~~ not more than 10% of the Company’s issued and outstanding Common Stock on a fully diluted basis, ~~on~~ as of the ~~date the options first become exercisable.  It is anticipated that the~~ first vesting date of such awards.  The options will be contingent on management’s successful negotiation of the refinancing or restructuring of the Company's outstanding credit facility (the “Transaction”), and the Company will not grant any additional awards under the 2011 Plan.  If granted, the options are expected to have an above market exercise price and to remain exercisable in accordance with their terms following the termination of a recipient's employment with the Company.  Except as described in the preceding sentences, the Company has not made any determination as to future grants under the 2011 Plan.

Certain tables below, including the 2010 Summary Compensation Table, 2010 Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal 2010 Year End Table, and Option Exercises and Stock Vested for Fiscal 2010 Table, set forth information with respect to prior awards granted to our individual named executive officers under the 2009 Plan.  In addition, the Securities Authorized for Issuance under Equity Compensation Plans table below provides information as of December 31, 2010, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity, and the number of securities remaining available for issuance.”

Except as set forth above, the Proxy Statement remains unchanged.  The Board of Directors continues to recommend unanimously that shareholders vote FOR the proposals listed in the Proxy Statement, as supplemented by this Supplement.

We intend to mail this Supplement to shareholders of record as of the close of business on October 7, 2011 on or about November 7, 2011.  We are including a new proxy/voting instruction card with this Supplement.  If you have already voted via the Internet, by telephone or by mail, you do not need to take any action unless you wish to change your vote.  Properly executed proxies/voting instructions already returned by shareholders (via Internet, telephone or mail) will remain valid and will be voted at the Special Meeting, or any adjournment or postponement thereof, in the manner indicated unless you revoke your proxy or change your vote.  If you would like to change your vote on any matter, you may revoke your proxy before it is voted at the Special Meeting by submission of a proxy bearing a later date via the Internet, by telephone, by mail or by attending the Special Meeting in person and casting a ballot.

If you would like additional copies of the Proxy Statement or have any questions regarding this Supplement or the Special Meeting in general, please contact The Altman Group, our proxy solicitor for the Special Meeting, by telephone at 1 (800) 461-9313.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 17, 2011: The notice of the Meeting, this Supplement, the Proxy Statement and the form of proxy are available at: www.proxyonline.us/docs/eaglebulkshipping.pdf.

BY ORDER OF THE BOARD OF DIRECTORS

November 7, 2011

EAGLE BULK SHIPPING INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2011

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Sophocles N. Zoullas and Alan S. Ginsberg, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Eagle Bulk Shipping Inc., a Marshall Islands Corporation (the "Company") to be held at the offices of Seward & Kissel LLP, 23rd Floor, One Battery Park Plaza, New York, New York, 10004 on November 17, 2011 at 10:00 a.m., Eastern time, and at any and all postponements or adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt of the Proxy Statement Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.
Three simple methods to vote your proxy:

1. Internet:
Log on to www.proxyonline.us.  Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 17, 2011: The notice of the Meeting, the proxy statement and the form of proxy are available at: www.proxyonline.us/docs/eaglebulkshipping.pdf.

TAGID: “TAG ID”	CUSIP: “CUSIP”

EAGLE BULK SHIPPING INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.  THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 1 and 2.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED BELOW BY THE SIGNING SHAREHOLDER(S).  IF NO DIRECTION IS INDICATED WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  ☒

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.
To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock by a ratio of between one-for-three and one-for-ten inclusive, to be determined by the Company’s Board of Directors in its discretion, and to authorize the Company’s Board of Directors to implement the reverse stock split at any time prior to the Company’s 2012 Annual General Meeting of Shareholders by filing such amendment with the Registrar of Corporations of the Republic of the Marshall Islands.
		□	□	□

		FOR	AGAINST	ABSTAIN
2.	To approve the Company’s 2011 Equity Incentive Plan.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAGID: “TAG ID”	CUSIP: “CUSIP”